Exhibit 10.60
THIRD AMENDMENT TO LOAN AGREEMENT
     This Third Amendment to Loan Agreement (this “Amendment”), dated as of December 12, 2008, is by and among those certain entities set forth on Schedule 1 hereto, which are signatories hereto (such entities individually and collectively, the “Borrower”), and BANK OF AMERICA, N.A., a national banking association, as successor by merger to LaSalle Bank National Association (together with its successors and assigns, the “Lender”).
RECITALS
     A. Borrower and Lender are parties to that certain Loan Agreement dated as of August 10, 2007 (as amended, restated, supplemented and otherwise modified, the “Loan Agreement”).
     B. The parties hereto desire to amend certain terms and provisions of the Loan Agreement on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:
     1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended hereby.
     2. Amendments to Loan Agreement. Subject to the terms and conditions contained herein, the Borrower and the Lender hereby amend the Loan Agreement as follows:
          (a) Section 1.1 of the Loan Agreement is hereby amended to add the following new terms in appropriate alphabetical order:
‘ACH Transactions’ means any cash management or related services (including the Automated Clearing House processing of electronic fund transfers through the direct Federal Reserve Fedline system) provided by Lender for the account of Borrower or its Subsidiaries.
‘Available Beds’ means Parent’s licensed beds minus Parent’s beds removed from service. The definition of ‘Available Beds’ used herein shall at all times be consistent with the definition of ‘Available Beds’ in Parent’s filings with the United States Securities and Exchange Commission, unless otherwise agreed to in writing by the Lender. The Borrower and Lender agree that as of November ___, 2008, the number of Available Beds is equal to [5,296].
‘Bank Product’ means any of the following financial accommodations extended to Borrower or its Subsidiaries by Lender: (a) ACH Transactions, (b) cash and treasury management, including controlled disbursement, accounts or services or (c) transactions under Hedging Agreements.

‘Bank Product Agreements’ means those agreements entered into from time to time by Borrower or its Subsidiaries with Lender in connection with the obtaining of any of the Bank Products.
‘Bank Product Obligations’ means (a) all obligations, liabilities, reimbursement obligations, fees, or expenses owing by Borrower or its Subsidiaries to Lender pursuant to or evidenced by a Bank Product Agreement and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.
‘Maintenance Capital Expenditures’ means, as of any date of determination, an amount equal to the lesser of (a) actual Capital Expenditures and (b) an amount equal to (i) the number of Available Beds as of such date of determination multiplied by (ii) $600.”
          (b) The definition of “Financing Agreements” set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the reference to “any Hedging Agreement, the Certificates and the Master Letter of Credit Agreement” and substitute in lieu thereof a reference to “the Certificates, the Master Letter of Credit Agreement, any Hedging Agreement and any other Bank Product Agreement.”
          (c) The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the reference to “Net Capital Expenditures” and substitute in lieu thereof a reference to “Maintenance Capital Expenditures.”
          (d) The definition of “Indebtedness” set forth in Section 1.1 of the Loan Agreement is hereby amended to delete the reference to “Hedging Obligations” and substitute in lieu thereof a reference to Bank Product Obligations. Each other Financing Agreement is hereby amended to delete any reference to “Hedging Obligation” (or the plural thereof, as applicable) therein and substitute in lieu thereof a reference to “Bank Product Obligation” (or the plural thereof, as applicable).
          (e) The definition of “Liabilities” set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“‘Liabilities’ means any and all of each of the Borrower’s liabilities, obligations and Indebtedness to the Lender of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, indirect, contingent, absolute, fixed or otherwise (including, without limitation, payments of or for principal, interest, fees, costs, expenses, and/or indemnification, and obligations of performance) and whether arising or existing under written agreement, oral agreement, or by operation of law, including, without limitation, all of each Borrower’s Indebtedness, liabilities and obligations to the Lender under this Agreement (whether relating to any of the Loans or otherwise and including, without limitation, all of each Borrower’s Bank Product Obligations) or the Financing Agreements to which Borrower is a party, and any refinancings, substitutions, extensions, renewals, replacements and modifications for or of any or all of the foregoing.”

          (f) Section 1.1 of the Loan Agreement is hereby amended to delete the definitions of “Hedging Obligation” and “Net Capital Expenditures,” each in its entirety.
     3. Conditions Precedent. The amendment contained in Section 2 hereof is subject to, and contingent upon, the prior or contemporaneous satisfaction of the following conditions precedent:
          (a) The Borrower and Lender shall have executed and delivered to each other this Amendment, and
          (b) The Lender shall have received a Reaffirmation of Guaranty by Guarantor in form and substance satisfactory to the Lender in its sole and absolute discretion;
          (c) The Lender shall have received a Reaffirmation of each Pledge Agreement by the respective Pledgors, each in form and substance satisfactory to the Lender in its sole and absolute discretion;
          (d) The Borrower shall have paid to the Lender an amendment fee in the amount of $75,000 which fee shall be nonrefundable and deemed fully earned as of the date hereof; and
          (e) The Lender shall have received, in form and substance reasonably satisfactory to the Lender, all consents, agreements, and other documents which Lender may at any time reasonably request.
     4. Termination of Waiver. Effective as of the date hereof, the “Conditional Waiver” (as such term is defined in that certain Limited Waiver dated November 3, 2008, by and among the Borrower and Lender) is hereby revoked. On and after the date hereof the Borrower shall be required to comply in full with the Minimum Fixed Charge Coverage Ratio set forth in Section 9.12(a) of the Loan Agreement.
     5. Reference to and Effect on the Loan Agreement.
          (a) Except as otherwise expressly provided herein, the Loan Agreement and all of the other Financing Agreements shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed.
          (b) Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (i) any right, power or remedy of the Lender under the Loan Agreement or any of the other Financing Agreements, or (ii) any Default or Event of Default under the Loan Agreement.
     6. Costs, Expenses and Taxes. Without limiting the obligation of the Borrower to reimburse the Lender for costs, fees, disbursements and expenses incurred by the Lender as specified in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs, fees, disbursements and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.
     7. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Amendment:
          (a) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment. This Amendment has been duly authorized by all necessary action of the Borrower. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors’ rights generally and general principles of equity;
          (b) The Borrower’s representations set forth in the Loan Agreement and in the Financing Agreements are true, correct and complete on and as of the date hereof; and
          (c) No Default or Event of Default has occurred and is continuing.
     8. Release by the Borrower. In further consideration of the Lender’s execution of this Waiver, the Borrower (on behalf of itself and its directors, officers, managers, members, employees, successors and assigns) hereby forever remises, releases, acquits, satisfies and forever discharges the Lender and its successors, assigns, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that the Borrower (or any of its directors, officers, managers, members, employees, successors or assigns) ever had or now has against or seek from any or all of the Releasees, that arise from or relate to any actions, omissions, conditions, events or circumstances prior to the date hereof, including, without limitation, with respect to the Liabilities, any Collateral, the Loan Agreement, and/or any of the other Financing Agreements.
     9. Reference to Loan Agreement; No Waiver.
          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Loan Agreement,” “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. The term “Financing Agreements” as defined in Section 1.1 of the Loan Agreement shall include (in addition to the Financing Agreements described in the Loan Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.
          (b) The Lender’s failure, at any time or times hereafter, to require strict performance by the Borrower of any provision or term of the Loan Agreement, this Amendment or the other Financing Agreements shall not waive, affect or diminish any right of the Lender hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by the Lender of a breach of this Amendment or any Event of Default under the Loan

Agreement shall not, except as expressly set forth herein, suspend, waive or affect any other breach of this Amendment or any Event of Default under the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Amendment, shall be deemed to have been suspended or waived by the Lender unless such suspension or waiver is: (i) in writing and signed by the Lender, and (ii) delivered to the Borrower. In no event shall the Lender’s execution and delivery of this Amendment establish a course of dealing among the Lender, the Borrower or any other obligor or in any other way obligate the Lender to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification (except as expressly provided herein) or waiver of any other term or condition of the Loan Agreement or of any other Financing Agreement, or (B) to prejudice any right or remedy that the Lender may now have under or in connection with the Loan Agreement or any of the other Financing Agreements.
     10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Lender and each of the other parties hereto and their respective successors and assigns; provided, however, the Borrower may not assign this Amendment or any of the Borrower’s rights hereunder without the Lender’s prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Lender and the Borrower.
     11. Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment. The term “Borrower” as used herein shall mean either one or more particular Borrowers or all of the Borrowers collectively as the Lender shall determine in its sole and absolute good faith discretion.
     12. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Illinois, and the rights and obligations of the parties hereunder shall be construed in accordance with and be enforced and governed by the internal laws of the State of Illinois, without regard to conflict of law or choice of law principles.
     13. Counterparts; Facsimile or Other Electronic Transmission. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic transmission shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic transmission shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.
***Signature Page Follows***

     IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to Loan Agreement to be duly executed and delivered as of the date first above written.

BORROWER: DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, as Borrower Agent
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

ADVOCAT FINANCE, INC., a Delaware corporation
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, a Tennessee limited liability company
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE LEASING CORP., a Tennessee corporation
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation
By:	/s/ Glynn Riddle
Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE GOLFCREST, LLC, a
Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE GOLFVIEW, LLC, a
Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name: Its:	Glynn Riddle Executive Vice President & Chief Financial Officer

SENIOR CARE FLORIDA LEASING,
LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE SOUTHERN PINES,
LLC, a Delaware limited liability company

BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member

	BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE AFTON OAKS, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING
SERVICES NC I, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ASSISTED LIVING
SERVICES NC II, LLC, a Delaware limited liability company

BY:	DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BRIARCLIFF, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE CHISOLM, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HARTFORD, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HILLCREST, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE LAMPASAS, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE PINEDALE, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE WINDSOR HOUSE,
LLC, a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE YORKTOWN, LLC, a
Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BALLINGER, LLC, a
Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE DOCTORS, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ESTATES, LLC, a
Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE HUMBLE, LLC, a
Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE KATY, LLC, a Delaware
limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE NORMANDY
TERRACE, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE TEXAS I, LLC, a
Delaware limited liability company

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE TREEMONT, LLC, a Delaware limited liability company

BY:	DIVERSICARE TEXAS I, LLC, its sole member

	By:	/s/ Glynn Riddle

	Name:	Glynn Riddle
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE ROSE TERRACE, LLC,
a Delaware limited liability company

BY:	DIVERSICARE LEASING CORP., its sole member

	By:	/s/ Glynn Riddle

	Name: Its:	Glynn Riddle Executive Vice President & Chief Financial Officer

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Khuzaim Shakir

Khuzaim Shakir
Senior Vice President

SCHEDULE 1
BORROWERS
Advocat Ancillary Services, Inc.
Advocat Finance, Inc.
Diversicare Management Services Co.
Advocat Distribution Services, Inc.
Diversicare Assisted Living Services, Inc.
Diversicare Assisted Living Services NC, LLC
Diversicare Leasing Corp.
Sterling Health Care Management, Inc.
Senior Care Cedar Hills, LLC
Senior Care Golfcrest, LLC
Senior Care Golfview, LLC
Senior Care Florida Leasing, LLC
Senior Care Southern Pines, LLC
Diversicare Afton Oaks, LLC
Diversicare Assisted Living Services NC I, LLC
Diversicare Assisted Living Services NC II, LLC
Diversicare Briarcliff, LLC
Diversicare Chisolm, LLC
Diversicare Hartford, LLC
Diversicare Hillcrest, LLC,
Diversicare Lampasas, LLC
Diversicare Pinedale, LLC
Diversicare Windsor House, LLC
Diversicare Yorktown, LLC
Diversicare Ballinger, LLC
Diversicare Doctors, LLC
Diversicare Estates, LLC
Diversicare Humble, LLC
Diversicare Katy, LLC
Diversicare Normandy Terrace, LLC
Diversicare Texas I, LLC
Diversicare Treemont, LLC
Diversicare Rose Terrace, LLC
Diversicare Paris, LLC